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                                                                   EXHIBIT 10(a)

                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2415

                                 April 28, 1999

      STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
Internet: sroth@sablaw.com


VIA EDGARLINK

Board of Directors
IL Annuity and Insurance Company
2960 North Meridian Street
Indianapolis, Indiana 46208

Ladies and Gentlemen:

       We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 8 to the registration statement on Form N-4 for IL Annuity and Insurance Co. Separate Account 1 (File No. 033-89028). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                             Very truly yours,

                                             SUTHERLAND ASBILL & BRENNAN LLP

                                             By: /s/ Stephen E. Roth
                                                 ------------------------------
                                                     Stephen E. Roth